Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FIRST TRUST LOW DURATION OPPORTUNITIES ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION

June 29, 2023

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, Owen Aronson, Portfolio Manager of First Trust Advisors L.P. (“First Trust”), is a member of the Fund’s portfolio management team beginning on or about June 29, 2023.

Mr. Aronson is a Senior Investment Analyst for the First Trust Government & Securitized Products Group. He has over 15 years of investment research and trading experience. At First Trust, he focuses primarily on the commercial mortgage-backed securities, CMBS, sector and contributes to the management of the non-agency sectors. Prior to joining First Trust in 2020, Owen spent the majority of his career in the Securitized Products team at Neuberger Berman where he was responsible for CMBS investments. He began his career at Lehman Brothers Asset Management as an Analyst. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

As of June 29, 2023, Owen Aronson managed the investment vehicles with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Owen Aronson	0 ($0)	0 ($0)	0 ($0)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE